EXHIBIT 21.1

SUBSIDIARIES OF LIONS GATE ENTERTAINMENT CORP.

NAME	JURISDICTION
Lions Gate Films Corp.	CBCA
Lions Gate Television Corp.	BC
Lions Gate Television (Ontario) Corp.	ON
408376 BC Ltd.	BC
Lions Gate Studio Management Ltd.	BC
Lions Gate Studio BC Partnership	BC
CinemaNow Inc.	CAL
Lions Gate Entertainment Inc.	DEL
Cinepix Films Inc.	QC
Lions Gate Music Corp.	BC
Lions Gate Films Production Corp.	CBCA
High Concept Productions Inc.	ON
Prisoner of Love Productions Corp.	ON
Psycho Productions Services Corp.	ON
Profiler Productions Corp.	ON
Hypercube Productions Corp.	ON
Final Cut Productions Corp.	BC
Lions Gate Films Development Corp.	ON
Cube Forward Productions Corp.	ON
Guyana Gold USA LLC	WY
Shattered Productions Inc.	QC
JV Media Inc.	ON
Lions Gate Films Inc.	DEL
Lions Gate Television Inc.	DEL
LG Pictures Inc.	DEL
Lions Gate Records Inc.	CAL
Film Holdings Co.	DEL
AM Psycho Productions, Inc.	NY
Frailty Productions, Inc.	CAL
Attraction Productions LLC	CAL
Planetary Productions LLC	CAL
Writers on the Wave	CAL
Confidence Productions, Inc.	CAL
Blue Productions Inc.	ON
Associated Corporate Holdings Ltd.	BVI
Skipped Parts Productions Inc.	SK
Fear of Flying Productions Inc.	ON
Cut Productions Inc.	CAL
Weeds Productions Inc.	CAL
Wildfire Productions	CAL
Devils Rejects, Inc.	CAL
Lions Gate Television Development LLC	CAL
King of the World Productions LLC	CAL
Artisan Entertainment Inc.	DEL
FHCL LLC	DEL
3F Services, Inc.	DEL
Artisan Home Entertainment Inc.	DEL
Artisan Pictures Inc.	DEL

Silent Development Corp.	DEL
Artisan Filmed Productions, Inc.	CAL
Artisan Music Inc.	DEL
BL Distribution Corp.	DEL
Landscape Entertainment Corp.	DEL
Artisan Releasing Inc.	DEL
Artisan Television Inc.	DEL
Vestron Inc.	DEL
Blair Witch Films Partners Ltd.	FLA
Post Production, Inc.	CAL
Fusion Productions, Inc.	CAL
Screening Room, Inc.	CAL
Punisher Productions, Inc.	CAL
Cave Productions, Inc.	CAL
BD Optical Media, Inc.	DEL
Artisan Properties, Inc.	NY
Arima, Inc.	CAL
Cinepix Animation Inc.	CBCA
3191451 Canada Inc. (Marco Polo)	CBCA
CineGroupe Corporation	QC
CineGroupe Distribution Inc.	CBCA
CineGroupe Musik Inc.	CBCA
CinGroupe Images Inc.	CBCA
CineGroupe Asia Venture	CBCA
CineGroupe Europe Venture	CBCA
Cine-Groupe U.S. Inc.	DEL
3687295 Canada Inc. (Kids Room 402 (Series 2))	CBCA
CineGroupe Pinocchio 3301 Inc.	CBCA
3734994 Canada Inc. (Kids from Room 401 (Series 3))	CBCA
3583856 Canada Inc. (Wilderness Station)	CBCA
3611587 Canada Inc. (Emma)	CBCA
3735010 Canada Inc. (Daft Planet I, II)	CBCA
3861473 Canada Inc. (Pig City)	CBCA
3861481 Canada Inc. (Projets SAG)	CBCA
3861490 Canada Inc. (Edouard)	CBCA
3349217 Canada Inc. (Kit & Kaboodle)	CBCA
3600793 Canada Inc. (Wounchpounch)	CBCA
3583848 Canada Inc. (Kids from Room 402)	CBCA
3600815 Canada Inc. (Mega Babies)	CBCA
Animation Cine-Groupe H.M. Inc. (Heavy Metal)	CBCA
3600807 Canada Inc. (Lions of Oz)	CBCA
CineGroupe Sagwa Inc.	CBCA
4144333 Canada Inc. (Tallulah)	CBCA
4144325 Canada Inc. (11 Sumerset)	CBCA
4144236 Canada Inc. (Tofu)	CBCA
4066928 Canada Inc. (CG Services)	CBCA
3941809 Canada Inc. (Tripping the Rift)	CBCA
3941795 Canada Inc. (Pig City II)	CBCA
3891691 Canada Inc. (Galidor I, II)	CBCA
3711561 Canada Inc. (WWA)	CBCA
Cine-Groupe WWA II Inc.	CBCA
3584305 Canada Inc. (Bad Dog II)	CBCA
3899772 Canada Inc. (CG New Media)	CBCA

4144350 Canada Inc. (Boy’s Night Out)	CBCA
4144341 Canada Inc. (Baby 4 Sale)	CBCA
414276 Canada Inc. (Charlie Jade)	CBCA
3941817 Canada Inc. (Student Seduction)	CBCA
3899802 Canada Inc. (Seriously Wired)	CBCA
3851923 Canada Inc. (Big Wolf II)	CBCA
Animatoon Co. Ltd. (Vietnamese Corp.)	CBCA
AnimaKids Production S.A.	CBCA
Locatrack Inc.	QC
9102-1337 Quebec Inc.	QC
Topaze Communications	QC
Dead Zone Production Corp.	BC
M Ways Productions Corp.	BC
M Ways II Productions Corp.	BC
Pressure Productions Corp.	BC
Shutterspeed Productions Corp.	BC
Terrestrial Productions Corp.	BC
Void Productions Corp.	BC
Missing Productions Corp.	ON
Missing Productions I Corp.	ON
Lucky 7 Productions Corp.	BC
Coven Productions Corp.	ON
Five Days Productions Corp.	BC
Mother Productions Corp.	ON
Missing Productions II Corp.	ON
Lions Gate Studio Management Ltd	BC
Lions Gate Studio BC Partnership	BC